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                                                                    EXHIBIT 10.6

                   INTEGRATED SOFTWARE & DEVICES CORPORATION

                     2000 EXECUTIVE EQUITY INCENTIVE PLAN

                         As Adopted on January 1, 2000


     1.   PURPOSE.  The purpose of this Executive Plan is to provide incentives
          -------
to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22 hereof.

     2.   SHARES SUBJECT TO THE EXECUTIVE PLAN.
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          2.1  Number of Shares Available.  Subject to Sections 2.2 and 17
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hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Executive Plan will be 4,500,000 Shares or such lesser number of Shares as permitted under Section 260.140.45 of Title 10 of the California Code of Regulations. Subject to Sections 2.2, 5.10 and 17 hereof, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Executive Plan to the extent such Shares: (i) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option; (ii) are subject to an Award granted hereunder but the Shares subject to such Award are forfeited or repurchased by the Company at the original issue price; or (iii) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Executive Plan.

          2.2  Adjustment of Shares.  In the event that the number of
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outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (i) the number of Shares reserved for issuance under this Executive Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options and (iii) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.

     3.   ELIGIBILITY. ISOs (as defined in Section 5 hereof) may be granted only
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to employees (including officers and directors who are also employees and certain other employees who may be selected for grants in the discretion of the Committee or the Board) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 hereof) and Restricted Stock Awards may be granted to officers, directors and in the discretion of the Committee or the Board, selected employees and selected consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Executive Plan.

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     4.   ADMINISTRATION.
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          4.1  Committee Authority.  This Executive Plan will be administered by
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the Committee or the Board if no Committee is created by the Board.  Subject to the general purposes, terms and conditions of this Executive Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Executive Plan. Without limitation, the Committee will have the authority to:

          (a) construe and interpret this Executive Plan, any Award Agreement and any other agreement or document executed pursuant to this Executive Plan;

          (b) prescribe, amend and rescind rules and regulations relating to this Executive Plan;

          (c)  approve persons to receive Awards;

          (d)  determine the form and terms of Awards;

          (e) determine the number of Shares or other consideration subject to Awards;

          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Executive Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

          (g) grant waivers of any conditions of this Executive Plan or any Award;

          (h) determine the terms of vesting, exercisability and payment of Awards;

          (i) correct any defect, supply any omission, or reconcile any inconsistency in this Executive Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

          (j)  determine whether an Award has been earned;

          (k) make all other determinations necessary or advisable for the administration of this Executive Plan; and

          (l)  extend the vesting period beyond a Participant's Termination
               Date.

          4.2  Committee Discretion.  Unless in contravention of any express
               --------------------
terms of this Executive Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Executive Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Executive Plan, provided such officer or officers are members of the Board.

     5.   OPTIONS.  The Committee may grant Options to eligible persons
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described in Section 3 hereof and will determine whether such Options will be
Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of

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Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1  Form of Option Grant.  Each Option granted under this Executive
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Plan will be evidenced by an Award Agreement which will expressly identify the
Option as Executive an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Executive Plan.

          5.2  Date of Grant.  The date of grant of an Option will be the date
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on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Executive Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3  Exercise Period.  Options may be exercisable immediately but
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subject to repurchase pursuant to Section 11 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The
Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted.

          5.4  Exercise Price.  The Exercise Price of an Option will be
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determined by the Committee when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 7 hereof.

          5.5  Method of Exercise.  Options may be exercised only by delivery to
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the Company of a written stock option exercise agreement (the "Exercise
Agreement") in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (i) the number of Shares being purchased, (ii) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (iii) such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Participant shall execute and deliver to the Company the Exercise Agreement together

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with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

          5.6  Termination.  Subject to earlier termination pursuant to Sections
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17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock
Option Agreement, exercise of an Option will always be subject to the following:

          (a) If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant's Options only to the extent that such Options are exercisable upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

          (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant's Options may be exercised only to the extent that such Options are exercisable by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant's legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three
               (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

          (c) If the Participant is terminated for Cause, then Participant's Options shall expire on such Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

          5.7  Limitations on Exercise.  The Committee may specify a reasonable
               -----------------------
minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

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          5.8  Limitations on ISOs.  The aggregate Fair Market Value (determined
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as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Executive Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 hereof) to provide for a different limit on the Fair
Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.9  Modification, Extension or Renewal.  The Committee may modify,
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extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section
5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10 No Disqualification.  Notwithstanding any other provision in
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this Executive Plan, no term of this Executive Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Executive Plan be exercised, so as to disqualify this Executive Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant's ISO under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Executive Plan upon exercise of ISOs exceed 40,000,000 Shares (adjusted in proportion to any adjustments under Section 2.2. hereof) over the term of the Executive Plan.

     6.   RESTRICTED STOCK.  A Restricted Stock Award is an offer by the Company
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to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1  Form of Restricted Stock Award.  All purchases under a Restricted
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Stock Award made pursuant to this Executive Plan will be evidenced by an Award
Agreement ("Restricted Stock Purchase Agreement") that Executive will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Executive Plan. The Restricted Stock Award will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days

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from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2  Purchase Price.  The Purchase Price of Shares sold pursuant to a
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Restricted Stock Award will be determined by the Committee and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with
Section 7 hereof.

          6.3  Restrictions.  Restricted Stock Awards may be subject to the
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restrictions set forth in Section 11 hereof or such other restrictions not inconsistent with Section 25102(f) of the California Corporations Code.

     7.   PAYMENT FOR SHARE PURCHASES.
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          7.1  Payment.  Payment for Shares purchased pursuant to this Executive
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Plan may be made in cash (by check) or, where expressly approved for the
Participant by the Committee and where permitted by law:

          (a) by cancellation of indebtedness of the Company owed to the Participant;

          (b) by surrender of shares that: (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the public market and (ii) are clear of all liens, claims, encumbrances or security interests;

          (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

          (d) by waiver of compensation due or accrued to the Participant from the Company for services rendered;

          (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the

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                    Shares so purchased sufficient to pay the total Exercise
                    Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

               (ii) through a "margin" commitment from the Participant and an
                    NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

          (f)  by any combination of the foregoing.

          7.2  Loan Guarantees.  The Committee may, in its sole discretion,
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elect to assist the Participant in paying for Shares purchased under this
Executive Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     8.   WITHHOLDING TAXES.
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          8.1  Withholding Generally.  Whenever Shares are to be issued in
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satisfaction of Awards granted under this Executive Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Executive Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          8.2  Stock Withholding.  When, under applicable tax laws, a
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Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

     9.   PRIVILEGES OF STOCK OWNERSHIP.
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          9.1  Voting and Dividends.  No Participant will have any of the rights
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of a shareholder with respect to any Shares until the Shares are issued to the
Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any

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other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11 hereof. The Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

          9.2  Financial Statements.  The Company will provide financial
               --------------------
statements to each Participant annually during the period such Participant has Awards outstanding, or as otherwise required under Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants when issuance is limited to key employees whose services in connection with the Company assure them access to equivalent information.

     10.  TRANSFERABILITY.  Awards granted under this Executive Plan, and any
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interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant's legal representative and any elections with respect to an Award may be made only by the Participant or Participant's legal representative.

     11.  RESTRICTIONS ON SHARES.
          ----------------------

          11.1  Right of First Refusal.  At the discretion of the Committee, the
                ----------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(f) of the California Corporations Code, provided that such right of first refusal terminates upon the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

          11.2  Right of Repurchase.  At the discretion of the Committee, the
                -------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant's Termination at any time within the later of ninety (90) days after the Participant's Termination Date and the date the Participant purchases Shares under the Executive Plan at the Participant's Exercise Price or Purchase Price, as the case may be, provided that, unless the Participant is an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, such right of repurchase lapses at the rate of no less than twenty percent (20%) per year over five (5) years from: (a) the date of grant of the Option or (b) in the case of Restricted Stock, the date the Participant purchases the Shares.

     12.  CERTIFICATES.  All certificates for Shares or other securities
          ------------
delivered under this Executive Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

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     13.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
          ------------------------
Participant's Shares set forth in Section 11 hereof, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated.
The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Executive Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.

     14.  EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or from
          -----------------------------
time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     15.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  This Executive Plan
          ----------------------------------------------
is intended to comply with Section 25102(f) of the California Corporations Code. Any provision of this Executive Plan which is inconsistent with Section 25102(f) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(f). An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Executive Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Executive Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     16.  NO OBLIGATION TO EMPLOY.  Nothing in this Executive Plan or any Award
          -----------------------
granted under this Executive Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any

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Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

     17.  CORPORATE TRANSACTIONS.
          ----------------------

          17.1  Assumption or Replacement of Awards by Successor or Acquiring
                -------------------------------------------------------------
Company.  In the event of (i) a dissolution or liquidation of the Company, (ii)
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a merger or consolidation in which the Company is not the surviving corporation,
(iii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own their shares or other equity interests in the Company, or (iv) the sale of all or substantially all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 17.1. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a transaction described in this Section 17.1, then notwithstanding any other provision in this Executive Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

          17.2  Other Treatment of Awards.  Subject to any greater rights
                -------------------------
granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

          17.3  Assumption of Awards by the Company.  The Company, from time to
                -----------------------------------
time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under this Executive Plan in substitution of such other company's award or (ii) assuming such award as if it had been granted under this Executive Plan if the terms of such assumed award could be applied to an Award granted under this Executive Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Executive Plan if the other company had applied the rules of this Executive Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     18.  ADOPTION AND SHAREHOLDER APPROVAL.  This Executive Plan will become
          ---------------------------------
effective on the date that it is adopted by the Board (the "Effective Date"). This Executive Plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Executive Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Executive Plan; provided, however, that: (i) no Option may be exercised prior to initial shareholder approval of this Executive Plan; (ii) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; (iii) in the event that initial shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (iv) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by shareholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

     19.  TERM OF EXECUTIVE PLAN/GOVERNING LAW.  Unless earlier terminated as
          ------------------------------------
provided herein, this Executive Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval. This Executive Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

     20.  AMENDMENT OR TERMINATION OF EXECUTIVE PLAN.  Subject to Section 5.9
          -------------------------------------------
hereof, the Board may at any time terminate or amend this Executive Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Executive Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Executive Plan in any manner that requires such shareholder approval pursuant to the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

     21.  NONEXCLUSIVITY OF THE EXECUTIVE PLAN.  Neither the adoption of this
          ------------------------------------
Executive Plan by the Board, the submission of this Executive Plan to the shareholders of the Company for approval, nor any provision of this Executive Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Executive Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     22.  DEFINITIONS.  As used in this Executive Plan, the following terms will
          -----------
have the following meanings:

          "Award" means any award under this Executive Plan, including any Option or Restricted Stock Award.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement and Restricted Stock Agreement.

          "Board" means the Board of Directors of the Company.

          "Cause" means Termination because of (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud,
(ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant's service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (iv) Participant's disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the committee created and appointed by the Board to administer this Executive Plan, or if no committee is created and appointed, the Board.

          "Company" means Integrated Software & Devices Corporation, or any successor corporation.

          "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "Executive Plan" means this Integrated Software & Devices 2000 Executive Equity Incentive Plan, as amended from time to time.

          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                                    -----------------------

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                           -----------------------

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall
                                                                        --------
               Street Journal (or, if not so reported, as otherwise reported by
               --------------
               any newspaper or other source as the Board may determine); or

          (d) if none of the foregoing is applicable, by the Committee in good faith.

          "Option" means an award of an option to purchase Shares pursuant to
Section 5 hereof.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Participant" means a person who receives an Award under this Executive Plan.

          "Purchase Price" means the price at which a Participant may purchase Restricted Stock.

          "Restricted Stock" means Shares purchased pursuant to a Restricted Stock Award.

          "Restricted Stock Award" means an award of Shares pursuant to Section 6 hereof.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means shares of the Company's Common Stock reserved for issuance under this Executive Plan, as adjusted pursuant to Sections 2 and 17 hereof, and any successor security.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of this Executive Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company's Board and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the

Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

               "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

               "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                    FORM OF
                                                                     No. _______
                   INTEGRATED SOFTWARE & DEVICES CORPORATION

                     2000 EXECUTIVE EQUITY INCENTIVE PLAN

                            STOCK OPTION AGREEMENT


          This Stock Option Agreement (the "Agreement") is made and entered into as of the date of grant set forth below (the "Date of Grant") by and between Integrated Software & Devices Corporation, a California corporation (the "Company"), and the participant named below (the "Participant"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 2000 Executive Equity Incentive Plan (the "Executive Plan").

Participant:                  _______________________________________
Social Security Number:       _______________________________________
Address:                      _______________________________________
                              _______________________________________
Total Option Shares:          _______________________________________
Exercise Price Per Share:     _______________________________________
Date of Grant:                _______________________________________
First Vesting Date:           _______________________________________

Expiration Date:              _______________________________________
                              (unless earlier terminated under Section 5.6 of the Executive Plan)
Type of Stock Option

(Check-one):                  [  ] Incentive Stock Option
                              [  ] Nonqualified Stock Option

     1.   Grant of Option. The Company hereby grants to Participant an option
          -----------------
(this "Option") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Executive Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" (the "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Exercise Period.
          ----------------

          2.1  Exercise Period of Option.  This Option is immediately
               -------------------------
exercisable although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Options set forth in Sections 7, 8 and 9 below. Provided Participant continues to provide services to the Company or to any Parent or Subsidiary of the Company, the Shares issuable upon exercise of this Option will become vested with respect to twenty-five percent (25%) of the Shares on the First Vesting Date set forth on the first page of this Agreement (the "First Vesting Date") and thereafter at the end of each full succeeding month after the First Vesting Date an additional 2.08333% of the Shares will become vested until the Shares are vested with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become vested for the full remainder of the Shares. Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent. Notwithstanding any provision in the Executive Plan or this Agreement to the contrary, Options for Unvested Shares (as defined in Section
2.2 of this Agreement) will not be exercisable on or after Participant's Termination Date.

          2.2  Vesting of Options.  Shares that are vested pursuant to the
               ------------------
schedule set forth in Section 2.1 are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "Unvested Shares."

          2.3  Expiration.  The Option shall expire on the Expiration Date set
               ----------
forth above or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Executive Plan.

     3.   Termination.
          -----------

          3.1  Termination for Any Reason Except Death, Disability or Cause.  If
               ------------------------------------------------------------
Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond three (3) months is an NQSO.

          3.2  Termination Because of Death or Disability.  If Participant is
               ------------------------------------------
Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination when Termination is for any reason other than Participant's Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve
(12) months after the Termination Date when the termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

          3.3  Termination for Cause.  If Participant is Terminated for Cause,
               ---------------------
then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

          3.4  No Obligation to Employ.  Nothing in the Executive Plan or this
               -----------------------
Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

     4.   Manner of Exercise.
          ------------------

          4.1  Stock Option Exercise Agreement.  To exercise this Option,
               -------------------------------
Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit , or in such other form as may be approved by the
                   --------
Committee from time to time (the "Exercise Agreement"), which shall set forth,

inter alia, (i) Participant's election to exercise the Option, (ii) the number
----- ----
of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

          4.2  Limitations on Exercise.  The Option may not be exercised unless
               -----------------------
such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

          4.3  Payment.  The Exercise Agreement shall be accompanied by full
               -------
payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b)  by surrender of shares of the Company's Common Stock that
                    (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

               (c) by waiver of compensation due or accrued to Participant for services rendered;

               (d) provided that a public market for the Company's stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

               (e) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

               (f)  any other form of consideration approved by the Committee;
                    or

               (g)  by any combination of the foregoing.

          4.4  Tax Withholding.  Prior to the issuance of the Shares upon
               ---------------
exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

          4.5  Issuance of Shares.  Provided that the Exercise Agreement and
               ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5.   Notice of Disqualifying Disposition of ISO Shares. If the Option is an
          -------------------------------------------------
ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

     6.   Compliance with Laws and Regulations.  The Executive Plan and this
          ------------------------------------
Agreement are intended to comply with Section 25102(f) of the California Corporations Code and any regulations relating thereto. Any provision of this Agreement which is inconsistent with Section 25102(f) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(f) and any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

     7.   Nontransferability of Option. The Option may not be transferred in any
          ----------------------------
manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

     8.   Company's Repurchase Option for Unvested Shares.  The Company, or its
          -----------------------------------------------
assignee, shall have the option to repurchase Participant's Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the "Repurchase Option") if Participant is Terminated (as defined in the Executive Plan) for any reason, or no reason, including without limitation Participant's death, Disability (as defined in the Executive
Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

     9.   Company's Right of First Refusal.  Unvested Shares may not be sold or
          --------------------------------
otherwise transferred by Participant without the Company's prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "Right of First Refusal"). The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

     10.  Tax Consequences.  Set forth below is a brief summary as of the
          ----------------
Effective Date of the Executive Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          10.1   Exercise of ISO. If the Option qualifies as an ISO, there will
                 ---------------
be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

          10.2   Exercise of Nonqualified Stock Option.  If the Option does not
                 -------------------------------------
qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          10.3   Disposition of Shares. The following tax consequences may apply
                 ---------------------
upon disposition of the Shares.

                 (a)  Incentive Stock Options. If the Shares are held for more
                      -----------------------
than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two
(2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                 (b)  Nonqualified Stock Options. If the Shares are held for
                      --------------------------
more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

                 (c)  Withholding. The Company may be required to withhold from
                      -----------
the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.


          10.4.  Section 83(b) Election for Unvested Shares.  With respect to
                 ------------------------------------------
Unvested Shares which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase
                                                 --------------
of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the

Unvested Shares.

     11.  Privileges of Stock Ownership.  Participant shall not have any of the
          -----------------------------
rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

     12.  Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

     13.  Entire Agreement.  The Executive Plan is incorporated herein by
          ----------------
reference. This Agreement and the Executive Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

     14.  Notices.  Any notice required to be given or delivered to the Company
          -------
under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any return receipt express courier (prepaid); or (iv) one
(1) business day after transmission by facsimile, rapifax or telecopier.

     15.  Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

     16.  Governing Law.  This Agreement shall be governed by and construed
          -------------
in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     17.  Acceptance.  Participant hereby acknowledges receipt of a copy of
          ----------
the Executive Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Executive Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate, effective as of the Date of Grant.


INTEGRATED SOFTWARE &                        PARTICIPANT
DEVICES CORPORATION

By: __________________________               ______________________________
                                             (Signature)

______________________________               ______________________________
(Please print name)                          (Please print name)

______________________________               ______________________________
(Please print title)

                                   EXHIBIT A
                                   ---------

                    FORM OF STOCK OPTION EXERCISE AGREEMENT

                                    FORM OF

                                                                     No.________


                   INTEGRATED SOFTWARE & DEVICES CORPORATION

                     2000 EXECUTIVE EQUITY INCENTIVE PLAN

                        STOCK OPTION EXERCISE AGREEMENT

     This Stock Option Exercise Agreement (the "Exercise Agreement") is made and entered into as of _________________________ (the "Effective Date") by and between Integrated Software & Devices Corporation, a California corporation (the "Company"), and the purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2000 Executive Equity Incentive Plan (the "Executive Plan").

Purchaser:                    ____________________________________

                              ____________________________________

Social Security Number:       ____________________________________

Address:                      ____________________________________

Total Number of Shares:       ____________________________________

Exercise Price Per Share:     ____________________________________

Date of Grant:                ____________________________________

First Vesting Date:           ____________________________________

Expiration Date:              ____________________________________
                              (Unless earlier terminated under
                              Section 5.6 of the Executive Plan)

Type of Stock Option
(Check one):                  [ ] Incentive Stock Option
                              [ ] Nonqualified Stock Option

     1.   Exercise of Option.
          ------------------

          1.1  Exercise.  Pursuant to exercise of that certain option (the
               --------
"Option") granted to Purchaser under the Executive Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Shares") of the Company's Common Stock at the Exercise Price Per Share set forth above (the "Exercise Price"). As used in this Exercise Agreement, the term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

          1.2  Title to Shares.  The exact spelling of the name(s) under which
               ---------------
Purchaser will take title to the Shares is:

               _________________________________________________________________
               _________________________________________________________________


          Purchaser desires to take title to the Shares as follows:

               [ ]  Individual, as separate property

               [ ]  Husband and wife, as community property

               [ ]  Joint Tenants

               [ ]  Other; please specify:

          To assign the Shares to a trust, a stock transfer agreement must be completed and executed.

          1.3  Payment.  Purchaser hereby delivers payment of the Exercise
               -------
Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

               [ ] in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

               [ ] by cancellation of indebtedness of the Company owed to Purchaser in the amount of $_______________;

               [ ] by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________ per share;

               [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $_________.

               [ ] by tender of a Full Recourse Promissory Note in the principal amount of $__________, having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and secured by a Pledge Agreement herewith; provided, however, that Purchasers who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

     2.   Delivery.
          --------

          2.1  Deliveries by Purchaser.  Purchaser hereby delivers to the
               -----------------------
Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached
                                                              ---------
hereto (the "Stock Powers"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of
Exhibit 2 attached hereto (the "Spouse Consent") executed by Purchaser's spouse,
---------
(iv) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, a copy of which is attached hereto as
Exhibit 3 and/or a Secured Full Recourse Promissory Note in the form attached
---------
hereto as Exhibit 3 and a Stock Pledge Agreement in the form attached hereto as
          ---------
Exhibit 4 executed by Purchaser (the "Pledge Agreement").
---------

          2.2  Deliveries by the Company.  Upon its receipt of the Exercise
               -------------------------
Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 11 to secure payment of Purchaser's obligation to the Company under the promissory note and until expiration or termination of the Company's Repurchase Option and Right of First Refusal described in Sections 8 and 9.

     3.   Representations and Warranties of Purchaser.  Purchaser represents and
          -------------------------------------------
warrants to the Company that:

          3.1  Agrees to Terms of the Executive Plan.  Purchaser has received a
               -------------------------------------
copy of the Executive Plan and the Stock Option Agreement, has read and understands the terms of the Executive Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

          3.2  Purchase for Own Account for Investment.  Purchaser is purchasing
               ---------------------------------------
the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          3.3  Access to Information.  Purchaser has had access to all
               ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          3.4  Understanding of Risks.  Purchaser is fully aware of:  (i) the
               ----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ----
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          3.5  No General Solicitation.  At no time was Purchaser presented with
               -----------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     4.   Compliance with Securities Laws.
          -------------------------------

          4.1  Compliance with U.S. Federal Securities Laws.  Purchaser
               --------------------------------------------
understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

          4.2  Compliance with California Securities Laws.  THE EXECUTIVE PLAN,
               ------------------------------------------
THE STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(F) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE "REGULATIONS"). ANY PROVISION OF THIS EXERCISE AGREEMENT WHICH IS INCONSISTENT WITH SECTION 25102(F) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(f). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   Restricted Securities.
          ---------------------

          5.1  No Transfer Unless Registered or Exempt.  Purchaser understands
               ---------------------------------------
that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          5.2  SEC Rule 144.  In addition, Purchaser has been advised that SEC
               ------------
Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and
                                                                             ---
paid for (within the meaning of Rule 144).  Purchaser understands that Shares
--------
paid for with a promissory note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such share may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

     6.   Restrictions on Transfers.
          -------------------------

          6.1  Disposition of Shares.  Purchaser hereby agrees that Purchaser
               ---------------------
shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

               (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

               (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

               (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section
4.2 hereof.

          6.2  Restriction on Transfer.  Purchaser shall not transfer, assign,
               -----------------------
grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the which are subject to the Company's Right of First Refusal or the Company's Repurchase Option described below, except as permitted by this Exercise Agreement.

          6.3  Transferee Obligations.  Each person (other than the Company) to
               ----------------------
whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) both the Company's Right of First Refusal and the Company's Repurchase Option granted hereunder and (ii) the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

     7.   Market Standoff Agreement.  Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

     8.   Company's Repurchase Option for Unvested Shares.  The Company, or its
          -----------------------------------------------
assignee, shall have the option to repurchase all or a portion of the Purchaser's Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser is Terminated (as defined in the Executive
Plan) for any reason, or no reason, including without limitation, Purchaser's death, Disability (as defined in the Executive Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

          8.1  Termination and Termination Date.  In case of any dispute as to
               --------------------------------
whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "Termination Date").

          8.2  Exercise of Repurchase Option.  At any time within ninety (90)
               -----------------------------
days after the Purchaser's Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser's Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

          8.3  Calculation of Repurchase Price for Unvested Shares.  The Company
               ---------------------------------------------------
or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section
2.2 of the Executive Plan (the "Repurchase Price").

          8.4  Payment of Repurchase Price.  The Repurchase Price shall be
               ---------------------------
payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

          8.5  Right of Termination Unaffected.  Nothing in this Exercise
               -------------------------------
Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

     9.   Company's Right of First Refusal.  Unvested Shares may not be sold or
          --------------------------------
otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Section (the "Right of First Refusal").

          9.1  Notice of Proposed Transfer.  The Holder of the Offered Shares
               ---------------------------
will deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares;
(ii) the name and address of each proposed purchaser or other transferee (the "Proposed Transferee"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price"); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company's Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.

          9.2  Exercise of Right of First Refusal.  At any time within thirty
               ----------------------------------
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

          9.3  Purchase Price.  The purchase price for the Offered Shares
               --------------
purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company's Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company's Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company's Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

          9.4  Payment.  Payment of the purchase price for the Offered Shares
               -------
will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          9.5  Holder's Right to Transfer.  If all of the Offered Shares
               --------------------------
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i)
                                                               --------
such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          9.6  Exempt Transfers.  Notwithstanding anything to the contrary in
               ----------------
this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "Immediate Family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "Immediate Family" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a "Spousal Equivalent" provided the following circumstances are true: (i) irrespective of whether or not the Participant and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other's common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

          9.7  Termination of Right of First Refusal.  The Right of First
               -------------------------------------
Refusal will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).

          9.8  Encumbrances on Vested Shares.  Purchaser may grant a lien or
               -----------------------------
security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

     10.  Rights as a Shareholder.  Subject to the terms and conditions of this
          -----------------------
Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal) or the Repurchase Option. Upon an exercise of the Right of First Refusal) or the Repurchase Option, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     11.  Escrow.  As security for Purchaser's faithful performance of this
          ------
Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Right of First Refusal and the Repurchase Option, provided, however, that the Shares will remain in escrow so
                   --------  -------
long as they are subject to the Pledge Agreement.

     12.  Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          12.1 Legends.  Purchaser understands and agrees that the Company will
               -------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF.

          SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

          12.2 Stop-Transfer Instructions.  Purchaser agrees that, to ensure
               --------------------------
compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          12.3 Refusal to Transfer.  The Company will not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

     13.  Tax Consequences.  PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER
          ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUT BE FILED WITHIN THIRTY (30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. Set forth below is a brief summary as of the date the Executive Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          13.1 Exercise of Incentive Stock Option.  If the Option qualifies as
               ----------------------------------
an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

          13.2 Exercise of Nonqualified Stock Option.  If the Option does not
               -------------------------------------
qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          13.3 Disposition of Shares. The following tax consequences may
               ---------------------
apply upon disposition of the Shares.

               (a)  Incentive Stock Options.  If the Shares are held for more
                    -----------------------
than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two
(2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

               (b)  Nonqualified Stock Options.  If the Shares are held for more
                    --------------------------
than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

               (c)  Withholding.  The Company may be required to withhold from
                    -----------
the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

          13.4 Section 83(b) Election for Unvested Shares.  With respect to
               ------------------------------------------
Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the
                                      ------------------------------
Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the

Unvested Shares. A form of Election under Section 83(b) is attached hereto as
Exhibit 5 for reference.

   14.  Compliance with Laws and Regulations.  The issuance and transfer of the
        ------------------------------------
Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

   15.  Successors and Assigns.  The Company may assign any of its rights under
        ----------------------
this Exercise Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

   16.  Governing Law; Severability.  This Exercise Agreement shall be governed
        ---------------------------
by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

   17.  Notices.  Any notice required to be given or delivered to the Company
        -------
shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.

   18.  Further Instruments.  The parties agree to execute such further
        -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

   19.  Headings.  The captions and headings of this Exercise Agreement are
        --------
included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

   20.  Entire Agreement.  The Executive Plan, the Stock Option Agreement and
        ----------------
this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

   IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.

INTEGRATED SOFTWARE & DEVICES           PURCHASER

CORPORATION

By:_____________________                ____________________
                                        (Signature)


________________________                _____________________
(Please print name)                     (Please print name)


________________________
(Please print title)

                               LIST OF EXHIBITS
                               ----------------

Exhibit 1:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:  Spouse Consent

Exhibit 3:  Copy of Purchaser's Check and/or Secured Full Recourse Promissory
            Note

Exhibit 4:  Stock Pledge Agreement (if applicable)

Exhibit 5:  Section 83(b) Election

                                   EXHIBIT 1
                                   ---------

                          STOCK POWER AND ASSIGNMENT
                          --------------------------
                        SEPARATE FROM STOCK CERTIFICATE
                        -------------------------------

                          Stock Power and Assignment
                          --------------------------
                        Separate from Stock Certificate
                        -------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of _______________, _____, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto _______________________________, __________ shares of the Common Stock of
Integrated Software & Devices Corporation, a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:  _______________, _____

                                   PURCHASER


                                   ____________________________
                                   (Signature)


                                   ____________________________
                                   (Please Print Name)


                                   ____________________________
                                   (Spouse's Signature, if any)


                                   ____________________________
                                   (Please Print Spouse's Name)


Instructions to Purchaser:  Please do not fill in any blanks other than the
-------------------------
signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to its "Repurchase Option" and/or "Right of First Refusal" set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                   EXHIBIT 2
                                   ---------

                                SPOUSE CONSENT
                                --------------

                                Spouse Consent
                                --------------


     The undersigned spouse of ______________________________ (the "Purchaser") has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "Agreement"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


Date: ___________________


                                        ________________________________________
                                        Print Name of Purchaser's Spouse


                                        ________________________________________
                                        Signature of Purchaser's Spouse


                              Address:  ________________________________________

                                        ________________________________________

                                        ________________________________________



[_]  Please check this box if you do not have a spouse.

                                   EXHIBIT 3
                                   ---------

                       COPY OF PURCHASER'S CHECK AND/OR
                       --------------------------------
                     SECURED FULL RECOURSE PROMISSORY NOTE
                     -------------------------------------

                     Secured Full Recourse Promissory Note
                     -------------------------------------


                             San Jose, California


$____________________                                  __________________, 200__


          Reference is made to that certain Stock Option Exercise Agreement (the "Purchase Agreement") of even date herewith, by and between the undersigned (the "Purchaser") and Integrated Software & Devices Corporation, a California corporation (the "Company"), issued to Purchaser under the Company's 2000 Executive Equity Incentive Plan (the "Executive Plan"). This Secured Full Recourse Promissory Note (the "Note") is being tendered by Purchaser to the Company as the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

          1.   Obligation.  In exchange for the issuance to the Purchaser
               ----------
pursuant to the Purchase Agreement of ______________ shares of the Company's Common Stock (the "Shares"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before _______________, 200___, at the Company's principal place of business located at 2160 Lundy Avenue, San Jose, California 95131, or at such other place as the Company may direct, the principal sum of ________________________ Dollars ($__________)
together with interest compounded semi-annually on the unpaid principal at the rate of _________ percent, (_____%) which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which
                                --------  -------
interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States.

          2.   Security.  Performance of Purchaser's obligations under this Note
               --------
is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement").

          3.   Events of Default.  Purchaser will be deemed to be in default
               -----------------
under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) upon Purchaser's failure to make any payment when due under this Note; (ii) Purchaser is Terminated (as defined in the Executive Plan) for any reason; (iii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other material breach by the Purchaser of the Pledge Agreement; (iv) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company);
(v) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (vi) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

          4.   Acceleration; Remedies On Default.  Upon the occurrence of any
               ---------------------------------
Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

          5.   Rule 144 Holding Period.  PURCHASER UNDERSTANDS THAT THE HOLDING
               -----------------------
PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

          6.   Prepayment.  Prepayment of principal and/or other amounts owed
               ----------
under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement,
(ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

          7.   Governing Law; Waiver.  The validity, construction and
               ---------------------
performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

          8.   Attorneys' Fees.  If suit is brought for collection of this Note,
               ---------------
Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

          IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.



_______________________________________      ___________________________________
Purchaser's Name [type or print]             Purchaser's Signature







   Signature Page to Integrated Software & Devices Corporation Secured Full
                           Recourse Promissory Note

                                   EXHIBIT 4
                                   ---------

                            STOCK PLEDGE AGREEMENT
                            ----------------------

                            Stock Pledge Agreement
                            ----------------------


          This Stock Pledge Agreement (the "Pledge Agreement") is made and entered into as of _______________, 200__ between Integrated Software & Devices Corporation, a California corporation (the "Company"), and __________________ (the "Pledgor"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "Note").

                                R E C I T A L S
                                - - - - - - - -

          A. In exchange for delivery of the Note to the Company, the Company has issued and sold to Pledgor __________ shares of its Common (the "Shares") pursuant to the terms and conditions of that Stock Option Exercise Agreement between the Company and Pledgor of even date herewith (the "Purchase Agreement").

          B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement.

          NOW, THEREFORE, the parties agree as follows:

          1.   Creation of Security Interest.  Pursuant to the provisions of the
               -----------------------------
California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Shares and (ii) all Dividends (as defined in Section 5 hereof), to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s). __________, representing all the Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge Agreement, the Shares and all Dividends will hereinafter be collectively referred to as the "Collateral." Pledgor agrees that the Collateral will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

          2.   Representations and Warranties and Covenants Regarding
               ------------------------------------------------------
Collateral. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement.
Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

          3.   Rights on Default.  Upon an occurrence of an Event of Default
               -----------------
under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

          4.   Additional Remedies.  The rights and remedies granted to the
               -------------------
Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

          5.   Dividends; Voting.  All dividends hereinafter declared on or
               -----------------
payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the "Dividends") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

          6.   Adjustments.  In the event that during the term of this Pledge
               -----------
Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the "Additional Securities") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

          7.   Rights Under Purchase Agreement; Setoff.  Pledgor understands and
               ---------------------------------------
agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid in full during such period of time, and that to the extent that the Note is not paid in full during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

          8.   Redelivery of Collateral; No Release For Partial Payment.
               --------------------------------------------------------

               (a) Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement. If Pledgor prepays all or a portion of the principal amount of the Note, the portion of the Shares for which such pre-payment would represent the purchase price under the Purchase Agreement (the "Paid Shares") will be treated as independent collateral for the remaining balance of the Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with the Note.

               (b) Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate; provided, however, that all
                                                  --------  -------
rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Pledge Agreement.

          9.   Further Assurances.  Pledgor shall, at the Company's request,
               ------------------
execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

          10.  Successors and Assigns.  This Pledge Agreement will inure to the
               ----------------------
benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

          11.  Governing Law; Severability.  This Pledge Agreement will be
               ---------------------------
governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

          12.  Modification; Entire Agreement.  This Pledge Agreement will not
               ------------------------------
be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

INTEGRATED SOFTWARE &               PLEDGOR
DEVICES CORPORATION

By:____________________             ________________________
                                    (Signature)

 ______________________             ________________________
(Please print name)                 (Please print name)

 ______________________
(Please print title)



    Signature Page to Integrated Software & Devices Corporation Stock Pledge
                               Agreement

                                   EXHIBIT 5
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                             SECTION 83(b) ELECTION
                             ----------------------

           ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE


The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.   TAXPAYER'S NAME:         _____________________________________

     TAXPAYER'S ADDRESS:      _____________________________________
                              _____________________________________

     SOCIAL SECURITY NUMBER:  _____________________________________

2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock of Integrated Software & Devices Corporation, a California corporation (the "Company") which were transferred upon exercise of an option by Company, which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were purchased pursuant to the exercise of the option was _______________, _____ and this election is made for calendar year _____.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $___ per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $___ per share.

7.   The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.



Dated:___________________      ________________________
                               Taxpayer's Signature